Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of November 15, 2013 (this “Agreement”) is entered into among Standard Parking Corporation (the “Company”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender, Wells Fargo Bank, N.A., as an Issuing Lender and JPMorgan Chase Bank, N.A., as an Issuing Lender, have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, APCOA Bradley Parking Company, LLC has entered into that certain Construction, Financing and Operating Special Facility Lease Agreement dated as of March 2000 between the State of Connecticut Department of Transportation and APCOA Bradley Parking Company, LLC (the “Bradley Agreement”);

WHEREAS, it has been determined that the Bradley Agreement should be accounted for as a Capital Lease on the balance sheet of the Company; and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement and provide the consent set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.  The Credit Agreement is hereby amended, effective as of October 2, 2012, as follows:

(a)           The following definition is hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order to read as follows:

“Bradley Agreement” means that certain Construction, Financing and Operating Special Facility Lease Agreement dated as of March 2000 between the State of Connecticut Department of Transportation and APCOA Bradley Parking Company, LLC, as in effect on the Closing Date and as amended or otherwise modified from time to time in a manner not materially adverse to the Lenders.

(b)           A new sentence is hereby added at the end of Section 15.4(a) of the Credit Agreement to read as follows:

It is understood and agreed that, so long as the aggregate amount of Debt of the Company and its Subsidiaries under the Bradley Agreement, calculated on a consolidated basis in accordance with GAAP, does not exceed $40,000,000, (x) the Bradley Agreement and all rights and obligations thereunder shall be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements (regardless of any amendment or restatement of the Audited Financial Statements after the Closing Date)

for all purposes of this Agreement and the other Loan Documents (other than for purposes of the calculation set forth in the text preceding clause (x) of this sentence), notwithstanding any determination that the Bradley Agreement should be accounted for as a Capital Lease on the balance sheet of the Company in accordance with GAAP and (y) notwithstanding any such determination, “in accordance with GAAP” and “prepared in conformity with GAAP” as used in this Agreement (other than in the text preceding clause (x) of this sentence) shall permit the classification and accounting for of the Bradley Agreement on a basis consistent with that reflected in the Audited Financial Statements (regardless of any amendment or restatement of the Audited Financial Statements after the Closing Date).

2.             Consent.  Notwithstanding the terms of Sections 10.1.2 and 10.1.3 of the Credit Agreement, the Administrative Agent and the Lenders hereby agree that the Company shall have until November 30, 2013 (as such date may be extended by up to fifteen (15) Business Days by the Administrative Agent in its sole discretion) to deliver (a) unaudited financial statements for the Company and its Subsidiaries for the Fiscal Quarter ending September 30, 2013 (as required by Section 10.1.2 of the Credit Agreement) and (b) the Compliance Certificate required by Section 10.1.3 of the Credit Agreement to accompany the unaudited financial statements referenced in clause (a) above.  The above consent shall not modify or affect the Company’s obligations to comply fully with the terms of Sections 10.1.2 and 10.1.3 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future.  The consent is limited solely to the specific consent identified above and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

3.             Bradley Agreement.  The Company hereby represents and warrants to the Administrative Agent and the Lenders that the Bradley Agreement has not been amended, restated, supplemented, replaced or otherwise modified in any respect since its initial date of execution in March 2000.

4.             Conditions Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Company, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.

5.             Miscellaneous.

(a)           The Credit Agreement and the other Loan Documents and the obligations of the Company and the Guarantors thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall constitute a Loan Document.

(b)           Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)           The Company and the Guarantors hereby represent and warrant as follows:

(i)            The Company and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Company and each Guarantor and constitutes each such Person’s legal, valid and binding

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obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)          No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Company or any Guarantor of this Agreement.

(d)           The Company and each Guarantor represent and warrant to the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Company and the Guarantors set forth in Article IX of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no event has occurred and is continuing which constitutes an Unmatured Event of Default or an Event of Default.

(e)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:	STANDARD PARKING CORPORATION,
a Delaware corporation

	By:	/s/ G Marc Baumann
	Name:	G Marc Baumann
	Title:	Chief Financial Officer, Treasurer and President of Urban Operations

GUARANTORS:	STANDARD AUTO PARK, INC., an Illinois corporation
STANDARD PARKING CORPORATION IL,
a Delaware corporation
APCOA LASALLE PARKING COMPANY, LLC,
a Louisiana limited liability company
APCOA BRADLEY PARKING COMPANY, LLC,
a Connecticut limited liability company
EXPERT PARKING, INC.,
a Pennsylvania corporation
EXPERT PARKING MANAGEMENT, INC.,
a Pennsylvania corporation
SP PLUS LOGISTICS, INC.,
a Delaware corporation
SP PLUS PROPERTY MANAGEMENT, INC.,
a Delaware corporation
SP PLUS SECURITY SERVICES, INC.,
a Delaware corporation
CENTRAL PARKING SYSTEM OF ALABAMA, INC.,
an Alabama corporation
CENTRAL PARKING SYSTEM OF ARKANSAS, INC.,
an Arkansas corporation
ALLRIGHT CORPORATION,
a Delaware corporation
CPC PROPCO, LLC,
a Delaware limited liability company
CPS FINANCE, INC.,
a Delaware corporation
KINNEY PARKING, LLC,
a Delaware limited liability company
KINNEY SYSTEM, INC.,
a Delaware corporation

	By:	/s/ G Marc Baumann
	Name:	G Marc Baumann
	Title:	Chief Financial Officer, Treasurer and President of Urban Operations of each of the foregoing

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PARKING SYSTEM, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF INDIANA, INC.,
an Indiana corporation
CPS AIRPORT DEVELOPMENT, L.L.C.,
a Louisiana limited liability company
PARK ONE OF LOUISIANA, LLC,
a Louisiana limited liability company
11 EAST FRANKLIN STREET BUSINESS TRUST,
a trust organized under the laws of the State of Maryland
301 EAST SARATOGA STREET BUSINESS TRUST,
a trust organized under the laws of the State of Maryland
305 GUILFORD AVENUE BUSINESS TRUST,
a trust organized under the laws of the State of Maryland
NATIONAL GARAGES, INCORPORATED,
a Michigan corporation
ALLRIGHT CARPARK, INC.,
a Missouri corporation
CENTRAL PARKING SYSTEM OF NEBRASKA, INC.,
a Nebraska corporation
ALLRIGHT NEW YORK PARKING, INC.,
a New York corporation
BLACK ANGUS LLC,
a New York limited liability company
CENTRAL PARKING PURCHASING, LLC,
a Tennessee limited liability company
KINNEY—CIVIC CENTER, INC.,
a New York corporation
KINNEY WEST 83rd ST., INC.,
a New York corporation
SLATE PARKING CORP.,
a New York corporation
CENTRAL PARKING CORPORATION,
a Tennessee corporation
CENTRAL PARKING REMOTE MANAGEMENT, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM—AIRPORT SERVICES, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.,
a Tennessee corporation

By:	/s/ G Marc Baumann
Name:	G Marc Baumann
Title:	Chief Financial Officer, Treasurer and President of Urban Operations of each of the foregoing

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CENTRAL PARKING SYSTEM OF FLORIDA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF GEORGIA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF KENTUCKY, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF LOUISIANA, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF MARYLAND, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF MISSISSIPPI, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF MISSOURI, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF NEW JERSEY, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF OHIO, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF OKLAHOMA, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF PUERTO RICO,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF RHODE ISLAND, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF TENNESSEE, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF WASHINGTON, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF WISCONSIN, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC.,
a Tennessee corporation
CPS OF THE NORTHEAST, INC.,
a Tennessee corporation
KINNEY – 9th STREET, LLC,
a Tennessee limited liability company
KINNEY PARKING SYSTEM, LLC,
a Tennessee limited liability company

By:	/s/ G Marc Baumann
Name:	G Marc Baumann
Title:	Chief Financial Officer, Treasurer and President of Urban Operations of each of the foregoing

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PARKING FACILITY SYSTEM, INC.,
a Tennessee corporation
STOP-PARK GARAGE, LLC,
a Tennessee limited liability company
TRANSPORTATION SERVICES USA, INC.,
a Tennessee corporation
USA PARKING SYSTEM, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF TEXAS, INC.,
a Texas corporation
CENTRAL PARKING SYSTEM OF VIRGINIA, INC.,
a Washington District of Columbia corporation
CPC MB, LLC,
a Delaware limited liability company
CPC REALTY, LLC,
a Delaware limited liability company
CPC NY 138 EAST 50th REALTY, LLC,
a Delaware limited liability company
CPC NY 332 WEST 44th REALTY, LLC,
a Delaware limited liability company
CPC NY 429 WEST 36th REALTY, LLC,
a Delaware limited liability company
CPC NY 12 WEST 48th REALTY, LLC,
a Delaware limited liability company
CPC NY 155 WEST 48th REALTY, LLC,
a Delaware limited liability company
CPC NY 135 EAST 47th REALTY, LLC,
a Delaware limited liability company
CPC NY 138 EAST 50th MB, INC.,
a Delaware corporation
CPC NY 332 WEST 44th MB, INC.,
a Delaware corporation
CPC NY 429 WEST 36th MB, INC.,
a Delaware corporation
CPC NY 12 WEST 48th MB, INC.,
a Delaware corporation
CPC NY 155 WEST 48th MB, INC.,
a Delaware corporation
CPC NY 135 EAST 47th MB, INC.,
a Delaware corporation
CPC NY 125 WEST 58th MB, INC.,
a Delaware corporation
CPC NY 445 EAST 63rd MB, INC.,
a Delaware corporation

By:	/s/ G Marc Baumann
Name:	G Marc Baumann
Title:	Chief Financial Officer, Treasurer and President of Urban Operations of each of the foregoing

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CPC NY 301 EAST 69th MB, INC.,
a Delaware corporation
CPC NY 222 RIVERSIDE MB, INC.,
a Delaware corporation
CPC NY 58 MORTIMER MB, INC.,
a Delaware corporation
CPC NY 61 EAST AVENUE MB, INC.,
a Delaware corporation
UNIVERSAL PARKING, INC.,
an Arizona corporation
CENTRAL PARKING SYSTEM MIDWEST, LLC,
a Tennessee limited liability company
KCPC HOLDINGS, INC.,
a Delaware corporation
KCPC INTERMEDIATE HOLDINGS, INC.,
a Delaware corporation

By:	/s/ G Marc Baumann
Name:	G Marc Baumann
Title:	Chief Financial Officer, Treasurer and President of Urban Operations of each of the foregoing

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	AVP

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Jason E. Guerra
Name: Jason E. Guerra
Title: Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Peg Laughlin
Name: Peg Laughlin
Title: SVP

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jared Zuniga
Name: Jared Zuniga
Title: Officer

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Mark A. Utlaut
Name:	Mark A. Utlaut
Title:	Vice President

FIRST HAWAIIAN BANK,
as Lender

By:	/s/ Derek Chang
Name:	Derek Chang
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as Lender

By:	/s/ Paul A. Traynor
Name:	Paul A. Traynor
Title:	Duly Authorized Signatory

GE CAPITAL BANK,
as Lender

By:	/s/ Paul Sleet
Name:	Paul Sleet
Title:	Duly Authorized Signatory

BMO HARRIS BANK N.A.,
as Lender

By:	/s/ Bruce S. Linger
Name:	Bruce S. Linger
Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ James A. Gelle
Name:	James A. Gelle
Title:	Vice President

THE PRIVATEBANK AND TRUST COMPANY,
as Lender

By:	/s/ Chris O’Hara
Name:	Chris O’Hara
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Craig Thessin
Name:	Craig Thessin
Title:	SVP

THE NORTHERN TRUST COMPANY,
as Lender

By:	/s/ Phillip McCaulay
Name:	Phillip McCaulay
Title:	Vice President